SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 9, 2003
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (617) 444-3000

Item 5. Other Events

     On December 9, 2003, we issued a press release in which we announced an offering of securities. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Exhibits

99.1     Press release dated December 9, 2003 by Akamai Technologies, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2003	AKAMAI TECHNOLOGIES, INC

	By:	/s/ Robert Cobuzzi

Robert Cobuzzi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 9, 2003